UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  November 21, 2016

SYSOREX GLOBAL

 (Exact name of registrant as specified in its charter)

Nevada	001-36404	88-0434915
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2479 E. Bayshore Road, Suite 195 Palo Alto, CA	94303
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (408) 702-2167

No change

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

Amendment No. 1 to Asset Purchase Agreement

On November 21, 2016, Sysorex Global (the “Company”), Sysorex Government Services, Inc., a wholly-owned subsidiary of the Company (the “Buyer”, and together with the Company, the “Buyer Parties”), Integrio Technologies, LLC, a Delaware limited liability company (“Seller”), and Emtec Federal, LLC, a Delaware limited liability company and wholly-owned subsidiary of the Seller (“Seller Sub” and together with Seller, “Seller Parties”) entered into an Amendment No. 1 to Asset Purchase Agreement (the “Amendment”), to that certain Asset Purchase Agreement, dated November 14, 2016, by and among the Buyer Parties and the Seller Parties as may be amended from time to time (the “Purchase Agreement”), pursuant to which the Buyer agreed to acquire substantially all, with the exception of certain excluded assets described in the Purchase Agreement, of the business and assets of the Seller Parties (the “Assets”), and assume certain specified liabilities (the “Acquisition”).

The Amendment, amended the Purchase Agreement to provide that the Buyer would (1) add all cash, cash equivalents and short-term investments of Seller Parties, the accounts of Seller Parties with any bank, savings and loan or other financial institution (“Seller Cash On Hand”) as acquired asset to be purchased by the Buyer ; and (2) remove the Seller Cash On Hand as an excluded asset and an amount to be deducted from the total closing cash due to Seller Parties at the closing of the Acquisition (the “Closing”).

Other than as expressly modified pursuant to the Amendment, the Purchase Agreement, which the Company filed as Exhibit 2.1 to its Current Report on Form 8-K filed with the Securities Exchange Commission (the “Commission”) on November 18, 2016 (the “November 18, 2016 Report”), remains in full force and effect without modification. The foregoing description of the Amendment is only a summary, does not purport to be complete and is qualified in its entirety by reference to the full text of the Amendment, a copy of which is filed with this Current Report on Form 8-K (the “Current Report”) as Exhibit 2.2, which is incorporated herein by reference.

Subcontract Agreement

In connection with the Closing, on November 21, 2016, the Buyer Parties and the Seller Parties entered into a Subcontract Agreement Pending Novation (the “Subcontract Agreement”), pursuant to which the Buyer agreed to assume responsibility for the performance of all obligations under certain customer contracts and subcontracts identified in the Subcontract Agreement immediately upon Closing and the Seller Parties agreed to remit all payments received under those contracts to the Buyer until the assignment or novation of those contracts has been completed.

The foregoing is a summary of the Subcontract Agreement qualified in its entirety by reference to the Subcontract Agreement which is attached as Exhibit 10.1 to this Current Report and is incorporated herein by reference.

ITEM 2.01 COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS

On November 21, 2016, the Buyer Parties completed the Acquisition pursuant to the Purchase Agreement. The consideration to be paid for the Assets will include an aggregate of (A) $1,800,000 in cash, of which $1,400,000 minus the sum of certain amounts payable to the Seller Parties and not acquired by the Buyer and certain amounts payable to creditors of the Seller was paid at the Closing (the “Closing Cash”) and $400,000 shall be paid in two (2) annual installments of $200,000 each on the respective anniversary dates of the Closing, subject to certain set offs and recoupment by Buyer; (B) 530,000 unregistered restricted shares of the Company’s voting common stock valued at $1.50 per share, which were issued to the persons designated by the Seller at the Closing; (C) the aggregate amount of certain specified assumed liabilities; and (D) up to an aggregate of $1,200,000 in earnout payments, of which up to $400,000 shall be payable to the Seller per year for the three years following the Closing. The information disclosed in Item 1.01 of this Current Report is incorporated herein by reference.

Other than in respect of the transaction contemplated by the Amended Purchase Agreement, there is no material relationship between the Seller Parties and the Company or any of its affiliates, or any director or officer of the Company, or any associate of any such director or officer.

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Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

On November 21, 2016, the Company and its wholly-owned subsidiaries, Sysorex USA and Sysorex Government Services, Inc. (jointly and severally, the “Borrower”) satisfied the pre-funding conditions pursuant to that certain Pre-Funding Agreement, dated as of November 14, 2016 by and between the Borrower and GemCap Lending I, LLC, a Delaware limited liability company (the “Lender”). On the same day, the Lender disbursed an aggregate amount of $ 5,317,058.72 in accordance with that certain Loan and Security Agreement, dated as of November 14, 2016, by and between the Borrower and the Lender (the “Loan Agreement”). The proceeds were used to repay in full the Company’s existing indebtedness owed to Western Alliance Bank, as successor in interest to Bridge Bank, N.A. in an amount equal to approximately $4.2 million; pay the Closing Cash to the Buyer pursuant to the Purchase Agreement and certain expenses related to obtaining the revolving line of credit under the Loan Agreement.

The information disclosed in Item 2.03 of the November 18, 2016 Report is incorporated herein by reference.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(a)      Financial statements of businesses acquired

The Company has determined that the Acquisition does not constitute an acquisition of a significant amount of assets (as defined in Instruction 4 of Item 2.01) and, as such, financial statements and pro forma financial information contemplated by Item 9.01 of Form 8-K are not required to be reported by Form 8-K with respect to the Acquisition.

(d)      Exhibits

Exhibit No.	Description
2.1#	Asset Purchase Agreement, dated as of November 14, 2016, by and among Sysorex Global, Sysorex Government Services, Inc., Integrio Technologies, LLC and Emtec Federal, LLC. The exhibits and schedules to this exhibit have been omitted pursuant to Item 601(b)(2) of Regulation S-K and the registrant undertakes to furnish supplemental copies of any of the omitted exhibits and schedules upon request by the Commission.
2.2*	Amendment No. 1 to Asset Purchase Agreement, dated as of November 21, 2016, by and among Sysorex Global, Sysorex Government Services, Inc., Integrio Technologies, LLC and Emtec Federal, LLC.
10.1*	Subcontract Agreement Pending Novation, dated as of November 21, 2016, by and among Sysorex Global, Sysorex Government Services, Inc., Integrio Technologies, LLC and Emtec Federal, LLC.
10.2#	Loan and Security Agreement, dated as of November 14, 2016, by and between Sysorex Global, Sysorex USA, Sysorex Government Services, Inc. and GemCap Lending I, LLC.
10.3#	Loan Agreement Schedule, dated as of November 14, 2016, to the Loan and Security Agreement, dated as of November 14, 2016, by and between Sysorex Global, Sysorex USA, Sysorex Government Services, Inc. and GemCap Lending I, LLC.
10.4#	Secured Promissory Note, dated as of November 14, 2016 (Revolving Loan).
10.5#	Pre-Funding and Post-Closing Agreement, dated as of November 14, 2016, by and between Sysorex Global, Sysorex USA, Sysorex Government Services, Inc. and GemCap Lending I, LLC.

* Filed herewith.
# Incorporated by reference to the Company’s Current Report on Form 8-K filed with the Commission on November 18, 2016.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SYSOREX GLOBAL

Date: November 28, 2016	By:	/s/ Nadir Ali
Name: Nadir Ali Title: Chief Executive Officer

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Exhibit Index

Exhibit No.	Description
2.1#	Asset Purchase Agreement, dated as of November 14, 2016, by and among Sysorex Global, Sysorex Government Services, Inc., Integrio Technologies, LLC and Emtec Federal, LLC. The exhibits and schedules to this exhibit have been omitted pursuant to Item 601(b)(2) of Regulation S-K and the registrant undertakes to furnish supplemental copies of any of the omitted exhibits and schedules upon request by the Commission.
2.2*	Amendment No. 1 to Asset Purchase Agreement, dated as of November 21, 2016, by and among Sysorex Global, Sysorex Government Services, Inc., Integrio Technologies, LLC and Emtec Federal, LLC.
10.1*	Subcontract Agreement Pending Novation, dated as of November 21, 2016, by and among Sysorex Global, Sysorex Government Services, Inc., Integrio Technologies, LLC and Emtec Federal, LLC.
10.2#	Loan and Security Agreement, dated as of November 14, 2016, by and between Sysorex Global, Sysorex USA, Sysorex Government Services, Inc. and GemCap Lending I, LLC.
10.3#	Loan Agreement Schedule, dated as of November 14, 2016, to the Loan and Security Agreement, dated as of November 14, 2016, by and between Sysorex Global, Sysorex USA, Sysorex Government Services, Inc. and GemCap Lending I, LLC.
10.4#	Secured Promissory Note, dated as of November 14, 2016 (Revolving Loan).
10.5#	Pre-Funding and Post-Closing Agreement, dated as of November 14, 2016, by and between Sysorex Global, Sysorex USA, Sysorex Government Services, Inc. and GemCap Lending I, LLC.

* Filed herewith.
# Incorporated by reference to the Company’s Current Report on Form 8-K filed with the Commission on November 18, 2016.

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